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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 APRIL 22, 2005
                Date of Report (Date of earliest event reported)

                                 NURESCELL INC.
             (Exact name of registrant as specified in its charter)


NEVADA                                                          33-0805583
(State or other jurisdiction of                                 (IRS Employer
incorporation)                                                  Identification
                                                                Number)

                                     0-25377
                            (Commission File Number)

        914 WESTWOOD BOULEVARD, SUITE 809, LOS ANGELES, CALIFORNIA 90024
                    (Address of principal executive offices)

                                 (818) 702-9977
              (Registrant's telephone number, including area code)


                  P.O. BOX 116, NORTH HAVEN, CONNECTICUT 06473
                                (Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01.        REGULATION FD DISCLOSURE.

         Pursuant to a stockholder consent previously authorized by Triton Private Equities Fund, L.P., all outstanding shares of Nurescell Inc.'s $.0001 par value common stock are subject to a 1-for- 1,000 share reverse stock split (i.e., one share of new common stock for each 1,000 shares of existing common stock). In the event the reverse stock split results in fractional shares, certificates for the new common stock will be issued that round those fractional shares up to the nearest whole share. There will be no cash-in-lieu of any shares. The effective date and record date for the reverse stock split is April 22, 2005. On the effective date of the reverse stock split, Nurescell Inc.'s trading symbol on the OTC Bulletin Board will change from NUSL to NUCL.

         In connection with the reverse stock split, beginning on April 22, 2005, Nursecell Inc. has sent a letter to each of its stockholders in the form attached as an exhibit under Item 9.01 of this report.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibit is filed as a part of this report:

         99       Letter by Nurescell Inc. to its stockholders dated April 22,
                  2005



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: April 22, 2005                  Nurescell Inc.

                                       By: /s/ Arthur Lyons
                                           -------------------------------------
                                           Arthur Lyons,
                                           President and Chief Financial Officer










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